SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549


                                   __________


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported)     APRIL 21, 1999




                          COMMERCIAL ASSETS, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


        MARYLAND               1-2262               84-1240911
     (State or other          (Commission        (I.R.S. Employer
     jurisdiction of             File            Identification No.)
     incorporation or           Number)
      organization)

     3410 GALENA STREET, SUITE 210                       80231
            DENVER, COLORADO                          (Zip Code)
(Address of principal executive offices)

   Registrant's telephone number, including area code    (303) 614-9410



 ITEM 5. OTHER EVENTS

      On April 21, 1999, Commercial Assets, Inc. announced its intent to acquire shares of Asset Investors Corporation. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


 ITEM 7. EXHIBITS

      99.1  Press Release



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               COMMERCIAL ASSETS, INC.


                               By:/s/ David Becker
                                  ---------------------------
                                  Name: David Becker
                                  Title: Chief Financial Officer
                                         and Secretary

  Date:  April 21, 1999



                                  EXHIBIT INDEX

 Exhibit         Description

 99.1            Press Release